EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055



Items 74A-75B

74A-$0
74C-$0
74F-$197,913,388
74I-$0
74J-$0
74L-$0
74N-$199,375,411
74O-$0
74P-$0
74R4-$0
74T-$198,712,172
75B-$176,827,533



Item 72DD

1. Total Income dividends for which record date passed during the period                                           $507,320
2. Dividends for a second class of open-end company shares                                                         $2,181,851
3. Dividends for a third class of open-end company shares                                                          $414,084
4. Dividends for a fourth class of open-end company shares                                                         $376,834

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $3.303
        2. Dividends from a second class of open-end company shares                                                 $3.517
        3. Dividends from a third class of open-end company shares                                                  $3.490
        4. Dividends from a fourth class of open-end company shares                                                 $2.049

Item 74

U)      1. Number of shares outstanding                                                                             147,665
        2. Number of shares outstanding for a second class of shares of open-end company shares                     753,286
        3. Number of shares outstanding for a third class of shares of open-end company shares                      146,615
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     0

V)      1. Net asset value per share (to the nearest cent)                                                          189.89
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                189.89
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 188.45
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                0




Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $27,824
2. Dividends for a second class of open-end company shares                                                          $167,142
3. Dividends for a third class of open-end company shares                                                           $111,484
4. Dividends for a fourth class of open-end company shares                                                          $46,904
5. Dividends for a fifth class of open-end company shares                                                           $648
6. Dividends for a sixth class of open-end company shares                                                           $182,833

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.782
        2. Dividends from a second class of open-end company shares                                                 $.880
        3. Dividends from a third class of open-end company shares                                                  $.891
        4. Dividends for a fourth class of open-end company shares                                                  $1.159
        5. Dividends for a fifth class of open-end company shares                                                   $0.013
	6. Dividends for a sixth class of open-end company shares                                                   $2.234


Item 74

U)      1. Number of shares outstanding                                                                             35,126
        2. Number of shares outstanding for a second class of shares of open-end company shares                     192,944
        3. Number of shares outstanding for a third class of shares of open-end company shares                      128,623
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     41,677
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      0
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      82,952

V)      1. Net asset value per share (to the nearest cent)                                                          66.63
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                66.61
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 66.60
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                87.79
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 0
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 164.36


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $0
74C- $0
74E- $0
74F- $380,635,382
74I- $0
74J- $0
74L- $0
74N- $385,882,183
74O- $0
74P- $0
74R4-$0
74T- $383,002,910
75B- $342,975,059

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,960,851
2. Dividends for a second class of open-end company shares                                                         $1,880,181
3. Dividends for a third class of open-end company shares                                                          $1,532,803
4. Dividends for a fourth class of open-end company shares                                                         $840,367
5. Dividends for a fifth class of open-end company shares							   $121,148

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.851
        2. Dividends from a second class of open-end company shares                                                 $0.910
        3. Dividends from a third class of open-end company shares                                                  $0.913
        4. Dividends for a fourth class of open-end company shares                                                  $1.869
	5. Dividends for a fifth class of open-end company shares						    $0.614

Item 74

U)      1. Number of shares outstanding    									  2,287,016
        2. Number of shares outstanding for a second class of shares of open-end company shares                   2,276,781
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,873,372
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   480,060
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  0

V)      1. Net asset value per share (to the nearest cent)                                                  	  51.58
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  51.60
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  51.60
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  106.00
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  0

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $35,831
2. Dividends for a second class of open-end company shares                                                      $167,901
3. Dividends for a third class of open-end company shares                                                       $168,638
4. Dividends for a fourth class of open-end company shares                                                      $347,057
5. Dividends for a fifth class of open-end company shares					                $36,929

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.685
        2. Dividends from a second class of open-end company shares                                             $0.731
        3. Dividends from a third class of open-end company shares                                              $0.733
        4. Dividends for a fourth class of open-end company shares                                              $1.873
	5. Dividends for a fifth class of open-end company shares					        $0.550

Item 74

U)      1. Number of shares outstanding   									48,349
        2. Number of shares outstanding for a second class of shares of open-end company shares                 294,486
        3. Number of shares outstanding for a third class of shares of open-end company shares                  238,596
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 204,573
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			0

V)      1. Net asset value per share (to the nearest cent)                                                  	32.95
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	32.94
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	32.94
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	84.45
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		0

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $38,744
2. Dividends for a second class of open-end company shares                                                       $144,943
3. Dividends for a third class of open-end company shares                                                        $113,385
4. Dividends for a fourth class of open-end company shares                                                       $195,683
5. Dividends for a fifth class of open-end company shares							 $29,371

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.576
        2. Dividends from a second class of open-end company shares                                              $0.649
        3. Dividends from a third class of open-end company shares                                               $0.653
        4. Dividends for a fourth class of open-end company shares                                               $1.260
	5. Dividends for a fifth class of open-end company shares						 $0.404
Item 74

U)      1. Number of shares outstanding										 60,883
        2. Number of shares outstanding for a second class of shares of open-end company shares                  277,575
        3. Number of shares outstanding for a third class of shares of open-end company shares                   177,725
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  166,204
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  0

V)      1. Net asset value per share (to the nearest cent)                                                  	53.71
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	53.71
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	53.70
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	104.33
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		0

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $58,444
2. Dividends for a second class of open-end company shares                                                        $282,281
3. Dividends for a third class of open-end company shares                                                         $140,213
4. Dividends for a fourth class of open-end company shares                                                        $141,190
5. Dividends for a fifth class of open-end company shares							  $604
6. Dividends for a sixth class of open-end company shares                                                         $86,737

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.708
        2. Dividends from a second class of open-end company shares                                               $.800
        3. Dividends from a third class of open-end company shares                                                $.805
        4. Dividends for a fourth class of open-end company shares                                                $1.673
        5. Dividends for a fifth class of open-end company shares                                                 $.004
	6. Dividends for a sixth class of open-end company shares						  $2.357

Item 74

U)      1. Number of shares outstanding                                                                           82,469
        2. Number of shares outstanding for a second class of shares of open-end company shares                   358,559
        3. Number of shares outstanding for a third class of shares of open-end company shares                    178,536
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   84,328
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    0
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  37,352

V)      1. Net asset value per share (to the nearest cent)                                                        55.86
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              55.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               55.87
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              116.61
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               0
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  161.27


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $52,495
2. Dividends for a second class of open-end company shares                                                          $277,621
3. Dividends for a third class of open-end company shares                                                           $143,706
4. Dividends for a fourth class of open-end company shares                                                          $127,541
5. Dividends for a fifth class of open-end company shares                                                           $1,467
6. Dividends for a sixth class of open-end company shares                                                           $140,654


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.384
        2. Dividends from a second class of open-end company shares                                                 $1.966
        3. Dividends from a third class of open-end company shares                                                  $.436
        4. Dividends for a fourth class of open-end company shares                                                  $1.593
	5. Dividends for a fifth class of open-end company shares                                                   $.009
	6. Dividends for a sixth class of open-end company shares                                                   $2.186

Item 74

U)      1. Number of shares outstanding                                                                           136,643
        2. Number of shares outstanding for a second class of shares of open-end company shares                   144,640
        3. Number of shares outstanding for a third class of shares of open-end company shares                    330,634
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   79,989
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    0
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    66,873

V)      1. Net asset value per share (to the nearest cent)                                                        33.72
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)             152.97
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               33.79
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)             123.50
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               0
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)              166.65

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEC Identifier C000105305
Class 3 SEc Identifier C000007803
Class 4 SEc Identifier C000007804


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $36,592
2. Dividends for a second class of open-end company shares                                                        $100,009
3. Dividends for a third class of open-end company shares                                                         $33,614
4. Dividends for a fourth class of open-end company shares					                  $84,373

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.410
        2. Dividends from a second class of open-end company shares                                               $.804
        3. Dividends from a third class of open-end company shares                                                $.451
	4. Dividends from a fourth class of open-end company shares						  $1.869

Item 74

U)      1. Number of shares outstanding                                                                           90,470
        2. Number of shares outstanding for a second class of shares of open-end company shares                   127,132
        3. Number of shares outstanding for a third class of shares of open-end company shares                    75,915
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  46,103

V)      1. Net asset value per share (to the nearest cent)                                                        25.34
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              45.42
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               25.39
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  105.71


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEC Identifier C000105304
Class 3 SEc Identifier C000007800
Class 4 SEC Identifier C000007801


Item 72DD

1. Total Income dividends for which record date passed during the period                                          $20,119
2. Dividends for a second class of open-end company shares                                                        $54,091
3. Dividends for a third class of open-end company shares                                                         $37,186
4. Dividends for a fourth class of ope-end company shares							  $39,218

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.302
        2. Dividends from a second class of open-end company shares                                               $.446
        3. Dividends from a third class of open-end company shares                                                $.360
	4. Dividends from a fourth class of open-end company shares					          $1.270

Item 74

U)      1. Number of shares outstanding                                                                           65,691
        2. Number of shares outstanding for a second class of shares of open-end company shares                   122,765
        3. Number of shares outstanding for a third class of shares of open-end company shares                    103,965
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  30,979

V)      1. Net asset value per share (to the nearest cent)                                                        35.40
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              44.26
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               35.45
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  125.88

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $6,736
2. Dividends for a second class of open-end company shares                                                        $42,273
3. Dividends for a third class of open-end company shares                                                         $15,380
4. Dividends for a fourth class of open-end company shares                                                        $96,408
5. Dividends for a fifth class of open-end company shares                                                         $8,303
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.623
        2. Dividends from a second class of open-end company shares                                               $0.845
        3. Dividends from a third class of open-end company shares                                                $3.489
        4. Dividends from a fourth class of open-end company shares                                               $1.671
        5. Dividends from a fifth class of open-end company shares                                                $0.519

Item 74

U)      1. Number of shares outstanding                                                                             10,459
        2. Number of shares outstanding for a second class of shares of open-end company shares                     64,727
        3. Number of shares outstanding for a third class of shares of open-end company shares                      4,369
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     59,546
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      0

V)      1. Net asset value per share (to the nearest cent)                                                           38.12
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 47.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    196.14
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     94.36
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     0


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $3,540
2. Dividends for a second class of open-end company shares                                                        $17,637
3. Dividends for a third class of open-end company shares                                                         $21,317

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.254
        2. Dividends from a second class of open-end company shares                                               $0.346
        3. Dividends from a third class of open-end company shares                                                $0.805


Item 74

U)      1. Number of shares outstanding                                                                             14,068
        2. Number of shares outstanding for a second class of shares of open-end company shares                     51,784
        3. Number of shares outstanding for a third class of shares of open-end company shares                      26,741


V)      1. Net asset value per share (to the nearest cent)                                                           39.94
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 43.72
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    101.57



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $9,388
2. Dividends for a second class of open-end company shares                                                          $47,110
3. Dividends for a third class of open-end company shares                                                           $56,508


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.533
        2. Dividends from a second class of open-end company shares                                                 $.774
        3. Dividends from a third class of open-end company shares                                                  $1.491

Item 74

U)      1. Number of shares outstanding                                                                           17,837
        2. Number of shares outstanding for a second class of shares of open-end company shares                   62,546
        3. Number of shares outstanding for a third class of shares of open-end company shares                    38,113


V)      1. Net asset value per share (to the nearest cent)                                                        35.19
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              46.30
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               89.39



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